Exhibit 99.1

Summit Financial Group Announces Q1 2004 Earnings; Diluted EPS
Increases 30.2% to $0.69

    MOOREFIELD, W.Va--(BUSINESS WIRE)--April 15, 2004--SUMMIT FINANCIAL GROUP, INC. (OTCBB:SMMF) today reported first quarter 2004 net income of $2,451,000 or $0.69 per diluted share, up 30.2 percent on an earnings per share basis from the $1,864,000, or $0.53 per diluted share, reported in the first quarter of 2003. Net income for the first quarter of 2004 generated an annualized return on average shareholders' equity of 16.77% and an annualized return on average assets of 1.23% compared to first quarter 2003 ratios of 14.33% and 1.09%, respectively.
    H. Charles Maddy, III, President and Chief Executive Officer commented, "We are very pleased to begin 2004 with exceptionally strong financial performance. Our three community banks increased earnings 23% in first quarter 2004 over the same period in 2003, while achieving 30% annualized loan growth and 15% annualized deposit growth since year end 2003. Summit Financial, LLC, our mortgage banking unit organized in the third quarter of 2003, contributed $244,000 to Summit's first quarter 2004 consolidated net income, and we anticipate its earnings contributions will become relatively more significant in the remainder of 2004."
    Summit Financial Group, Inc. is a financial holding company with total assets of $809 million. Summit operates thirteen banking locations through its three wholly owned community banks, Summit Community Bank headquartered in Moorefield, West Virginia, Capital State Bank, Inc. in Charleston, West Virginia, and Shenandoah Valley National Bank in Winchester, Virginia. Summit also operates Summit Financial, LLC, a residential mortgage loan originator located in Herndon, Virginia.

    This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Summit's filings with the Securities and Exchange Commission for a summary of important factors that could affect Summit's forward-looking statements. Summit undertakes no obligation to revise these statements following the date of this press release.



SUMMIT FINANCIAL GROUP, INC. (OTCBB:SMMF)
Quarterly Performance Summary -- Q1 2004 vs Q1 2003

                                           For the Quarter     Percent
                                                 Ended         Change
                                        ---------------------
 Dollars in thousands, except per share
  amounts                               3/31/2004  3/31/2003
-------------------------------------------------- ---------- --------

Condensed Statements of Income
 Interest income
    Loans, including fees                  $8,314     $7,495     10.9%
    Securities                              2,527      2,590     -2.4%
    Other                                      32         46    -30.4%
                                        ---------- ----------
         Total interest income             10,873     10,131      7.3%
                                        ---------- ----------
 Interest expense
    Deposits                                2,414      2,625     -8.0%
    Borrowings                              1,857      1,837      1.1%
                                        ---------- ----------
         Total interest expense             4,271      4,462     -4.3%
                                        ---------- ----------
 Net interest income                        6,602      5,669     16.5%
 Provision for loan losses                    233        218      6.9%
                                        ---------- ----------
 Net interest income after provision
     for loan losses                        6,369      5,451     16.8%
                                        ---------- ----------
 Noninterest income
    Service fee income                        509        339     50.1%
    Mortgage origination revenue            4,319        139   3007.2%
    Securities gains (losses)                  20         41    -51.2%
    Other income                               94         54     74.1%
                                        ---------- ----------
         Total noninterest income           4,942        573    762.5%
                                        ---------- ----------
 Noninterest expense
   Salaries and employee benefits           3,686      1,920     92.0%
   Net occupancy expense                      304        194     56.7%
   Equipment expense                          429        300     43.0%
   Postage expense                          1,353         52   2501.9%
   Advertising                                962         49   1863.3%
   Other expenses                           1,105        825     33.9%
                                        ---------- ----------
         Total noninterest expense          7,839      3,340    134.7%
                                        ---------- ----------
 Income before income taxes                 3,472      2,684     29.4%
 Income taxes                               1,021        820     24.5%
                                        ---------- ----------
               Net income                  $2,451     $1,864     31.5%
                                        ========== ==========

Per Share Data
 Basic earnings                             $0.70      $0.53     32.1%
 Diluted earnings                           $0.69      $0.53     30.2%
 Average shares outstanding
    Basic                               3,510,063  3,503,930      0.2%
    Diluted                             3,553,392  3,529,886      0.7%

Performance Ratios
 Return on average equity                   16.77%     14.33%    17.0%
 Return on average assets                    1.23%      1.09%    12.8%
 Net yield on earning assets - taxable
  equivalent                                 3.67%      3.66%     0.3%
 Efficiency ratio (A)                       67.69%     53.09%    27.5%


    NOTE: (A) - Excludes nonrecurring income and expense items and amortization of intangibles.



SUMMIT FINANCIAL GROUP, INC.  (OTCBB:SMMF)
Five Quarter Performance Summary

                                 For the Quarter Ended
                   ---------------------------------------------------
 Dollars in
  thousands,
  except per share
  amounts          3/31/2004 12/31/2003 9/30/2003 6/30/2003 3/31/2003
------------------ ---------------------------------------------------

Condensed State-
 ments of Income
  Interest income
    Loans, including
     fees             $8,314     $8,096    $7,877    $7,697    $7,495
    Securities         2,527      2,501     2,375     2,426     2,590
    Other                 32         37        42        46        46
                   ---------------------------------------------------
  Total interest
       income         10,873     10,634    10,294    10,169    10,131
                   ---------------------------------------------------
 Interest expense
    Deposits           2,414      2,390     2,467     2,516     2,625
    Borrowings         1,857      1,862     1,885     1,952     1,837
                   ---------------------------------------------------
  Total interest
      expense          4,271      4,252     4,352     4,468     4,462
                   ---------------------------------------------------
 Net interest
  income               6,602      6,382     5,942     5,701     5,669
 Provision for
  loan losses            233        232       232       233       218
                   ---------------------------------------------------
 Net interest
  income after
  provision
  for loan losses      6,369      6,150     5,710     5,468     5,451
                   ---------------------------------------------------
 Noninterest
  income
    Service fee
     income              509        455       403       388       339
    Mortgage
     origination
     revenue           4,319      2,604       211       184       139
    Securities
     gains
     (losses)             20        105         -        66        41
    Other income          94        480       196       159        54
                   ---------------------------------------------------
 Total noninterest
       income          4,942      3,644       810       797       573
                   ---------------------------------------------------
 Noninterest
  expense
   Salaries and
    employee
    benefits           3,686      3,064     2,142     1,880     1,920
   Nett occupancy
    expense              304        240       223       210       194
   Equipment
    expense              429        383       326       311       300
   Postage expense     1,353        781       103        49        52
   Advertising           962        571        89        63        49
   Other expenses      1,105      1,268       914       926       825
                   ---------------------------------------------------
 Total noninterest
      expense          7,839      6,307     3,797     3,439     3,340
                   ---------------------------------------------------
 Income before
  income taxes         3,472      3,487     2,723     2,826     2,684
 Income taxes          1,021        994       880       818       820
                   ---------------------------------------------------
    Net income        $2,451     $2,493    $1,843    $2,008    $1,864
                   ===================================================

Per Share Data
 Basic earnings        $0.70      $0.71     $0.53     $0.57     $0.53
 Diluted earnings      $0.69      $0.70     $0.52     $0.57     $0.53
 Average shares
  outstanding
    Basic          3,510,063  3,506,874 3,504,820 3,504,358 3,503,930
    Diluted        3,553,392  3,541,296 3,554,700 3,534,643 3,529,886

Performance Ratios
 Return on average
  equity               16.77%     17.66%    13.36%    14.62%    14.33%
 Return on average
  assets                1.23%      1.30%     1.02%     1.12%     1.09%
 Net yield on
  earning assets -
  taxable
  equivalent            3.67%      3.69%     3.62%     3.54%     3.66%
 Efficiency ratio (A)
                       67.69%     63.68%    56.30%    53.03%    53.09%


    NOTE: (A) - Excludes nonrecurring income and expense items and amortization of intangibles.



SUMMIT FINANCIAL GROUP, INC. (OTCBB:SMMF)
Segment Information
For the Quarter Ended March 31, 2004



                      Community  Mortgage
 Dollars in thousands Banking    Banking  Parent Eliminations  Total
------------------------------- --------------------------------------

Condensed State-
 ments of Income
 Interest income       $10,755      $207      $3        $(92) $10,873
 Interest expense        4,169        89     105         (92)   4,271
                     ---------- --------------------------------------
 Net interest income     6,586       118    (102)          -    6,602
 Provision for loan
  losses                   233         -       -           -      233
                     ---------- --------------------------------------
 Net interest income
  after provision
     for loan losses     6,353       118    (102)          -    6,369
                     ---------- --------------------------------------
 Noninterest income        624     4,318     888        (888)   4,942
 Noninterest expense     3,600     4,062   1,065        (888)   7,839
                     ---------- --------------------------------------
 Income before income
  taxes                  3,377       374    (279)          -    3,472
 Income taxes              999       130    (108)          -    1,021
                     ---------- --------------------------------------
 Net income             $2,378      $244   $(171)         $-   $2,451
                     ========== ======================================

Average assets        $790,721    $9,417 $68,282    $(71,397)$797,023
                     ========== ======================================




SUMMIT FINANCIAL GROUP, INC. (OTCBB:SMMF)
Segment Information
For the Quarter Ended March 31, 2003



                   Community  Mortgage
 Dollars in        Banking    Banking   Parent  Eliminations   Total
  thousands
---------------------------- --------- -------- ------------ ---------

Condensed State-
 ments of Income
 Interest income    $10,134        $-       $2          $(6)  $10,130
 Interest expense     4,413         -       54           (6)    4,461
                  ---------- --------- -------- ------------ ---------
 Net interest
  income              5,721         -      (52)           -     5,669
 Provision for
  loan losses           218         -        -            -       218
                  ---------- --------- -------- ------------ ---------
 Net interest
  income after
  provision
  for loan
  losses              5,503         -      (52)           -     5,451
                  ---------- --------- -------- ------------ ---------
 Noninterest
  income                454       139      782         (802)      573
 Noninterest
  expense             3,167        83      892         (802)    3,340
                  ---------- --------- -------- ------------ ---------
 Income before
  income taxes        2,790        56     (162)           -     2,684
 Income taxes           854        19      (53)           -       820
                  ---------- --------- -------- ------------ ---------
 Net income          $1,936       $37    $(109)          $-    $1,864
                  ========== ========= ======== ============ =========

Average assets     $683,562    $2,278  $55,725     $(55,256) $686,309
                  ========== ========= ======== ============ =========




SUMMIT FINANCIAL GROUP, INC. (OTCBB:SMMF)
Selected Balance Sheet Data


                                For the Quarter Ended
               -------------------------------------------------------
 Dollars in
  thousands,
  except per
  share
  amounts      3/31/2004  12/31/2003  9/30/2003  6/30/2004  3/31/2003
-------------- ---------- ----------- ---------- ---------- ----------

 Assets         $809,216    $791,465   $744,173   $716,194   $710,892
 Securities      215,732     235,409    223,607    217,538    231,560
 Loans, net      542,451     504,693    474,489    456,242    436,020
 Intangible
  assets           3,612       3,050      3,088      3,126      3,163
 Deposits        530,372     511,801    474,955    473,255    468,842
 Short-term
  borrowings      42,547      49,714     41,049     24,220     28,029
 Long-term
  borrowings
  and
  subordinated
    debentures   169,608     168,255    169,135    159,369    156,322
 Shareholders'
  equity          60,674      57,188     55,502     55,873     53,379

Book value per
 share            $17.28      $16.30     $15.84     $15.94     $15.23




SUMMIT FINANCIAL GROUP, INC. (OTCBB:SMMF)
Asset Quality Information

                                For the Quarter Ended
               -------------------------------------------------------
 Dollars in
  thousands    3/31/2004  12/31/2003  9/30/2003  6/30/2003  3/31/2003
------------------------- ----------- ---------- ---------- ----------

Net loan
 charge-off's       $192         $37        $46        $63       $142
Net loan
 charge-off's
 to average
 loans
 (annualized)       0.15%       0.03%      0.04%      0.06%      0.13%
Allowance for
 loan losses      $4,721      $4,681     $4,484     $4,298     $4,129
Allowance for
 loan losses as
 a percentage
 of period end
  loans             0.88%       0.93%      0.94%      0.94%      0.94%
Nonperforming
 assets:
 Nonperforming
  loans           $1,448      $1,356       $604     $1,056       $715
 Foreclosed
  properties         475         480        560        546        677
 Nonaccrual
  securities         389         396        399        405        412
               ---------- ----------- ---------- ---------- ----------
     Total        $2,312      $2,232     $1,563     $2,007     $1,804
               ========== =========== ========== ========== ==========
Nonperforming
 loans to
 period end
 loans and
 other real
 estate             0.36%       0.36%      0.24%      0.35%      0.32%
               ========== =========== ========== ========== ==========
Nonperforming
 assets to
 period end
 assets             0.29%       0.28%      0.21%      0.28%      0.25%
               ========== =========== ========== ========== ==========




SUMMIT FINANCIAL GROUP, INC. (OTCBB:SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates Q1 2004 vs Q1 2003
                                                        Q1 2004
                                              --------- -------- -----
                                             Average/ Earnings/ Yield/
Dollars in thousands                         Balances  Expense  Rate
------------------------------------------------------- -------- -----

ASSETS

Interest earning assets
  Loans, net of unearned  interest
    Taxable                                   $522,007   $8,217  6.30%
    Tax-exempt                                   7,630      147  7.71%
  Securities
    Taxable                                    172,397    1,975  4.58%
    Tax-exempt                                  48,288      825  6.83%
   Interest bearing deposits other banks
        and Federal funds sold                   3,572       32  3.58%
                                              --------- -------- -----
Total interest earning assets                  753,894   11,196  5.94%

Noninterest earning assets
  Cash & due from banks                          9,965
  Premises & equipment                          18,777
  Other assets                                  19,161
  Allowance for loan losses                     (4,774)
                                              ---------
    Total assets                              $797,023
                                              =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
  Interest bearing
    demand deposits                           $115,233     $253  0.88%
  Savings deposits                              48,053       56  0.47%
  Time deposits                                301,375    2,105  2.79%
  Short-term borrowings                         54,183      172  1.27%
  Long-term borrowings and
      subordinated debentures                  165,465    1,685  4.07%
                                              --------- -------- -----
                                               684,309    4,271  2.50%
Noninterest bearing liabilities
  Demand deposits                               48,394
  Other liabilities                              5,847
                                              ---------
    Total liabilities                          738,550

Shareholders' equity                            58,473
                                              ---------
  Total liabilities and
    shareholders' equity                      $797,023
                                              =========

NET INTEREST EARNINGS                                    $6,925
                                                        ========

NET INTEREST YIELD ON EARNING ASSETS                             3.67%
                                                                 =====





                                               Q1 2003
                                              --------- -------- -----
                                             Average/ Earnings/ Yield/
Dollars in thousands                         Balances  Expense  Rate
------------------------------------------------------- -------- -----

ASSETS
Interest earning assets
  Loans, net of unearned  interest
    Taxable                                   $422,953   $7,412  7.01%
    Tax-exempt                                   6,208      127  8.18%
  Securities
    Taxable                                    174,478    2,114  4.85%
    Tax-exempt                                  39,209      710  7.24%
   Interest bearing deposits other banks
        and Federal funds sold                   6,724       45  2.68%
                                              --------- -------- -----
Total interest earning assets                  649,572   10,408  6.41%

Noninterest earning assets
  Cash & due from banks                          8,168
  Premises & equipment                          12,765
  Other assets                                  19,895
  Allowance for loan losses                     (4,091)
                                              ---------
    Total assets                              $686,309
                                              =========

 LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
  Interest bearing
    demand deposits                            $99,283     $229  0.92%
  Savings deposits                              46,098       73  0.63%
  Time deposits                                273,566    2,323  3.40%
  Short-term borrowings                         21,337       80  1.50%
  Long-term borrowings and
      subordinated debentures                  144,639    1,757  4.86%
                                              --------- -------- -----
                                               584,923    4,462  3.05%
Noninterest bearing liabilities
  Demand deposits                               44,217
  Other liabilities                              5,152
                                              ---------
    Total liabilities                          634,292

Shareholders' equity                            52,017
                                              ---------
  Total liabilities and
    shareholders' equity                      $686,309
                                              =========

NET INTEREST EARNINGS                                    $5,946
                                                        ========

NET INTEREST YIELD ON EARNING ASSETS                             3.66%
                                                                 =====

    CONTACT: Summit Financial Group, Inc.
             Robert S. Tissue, 304-530-0552
             rtissue@SummitFGI.com